                                  AMENDMENT TO
                            CANBERRA INDUSTRIES, INC.
                            STOCK OPTION PLAN OF 1971

                          Effective as of June 15, 1995


      1. Paragraph 8(b) of the Plan is hereby amended in its entirety to read as follows:

                  (b) Exercise Limitations. As option granted under the Plan may be exercised with respect to up to 20% of the number of shares subject to the option in the first year following the date on which the option is granted, and in any year thereafter up to the same number of shares of the shares remaining subject to option; provided that if in any year less than that number of shares is exercised, the remainder thereof may also be exercised in any following year. No option shall be exercisable for a fraction of a share. Any other provision of this Plan to the contrary notwithstanding, no option may be exercised unless the Optionee has been employed continuously by the Company or any subsidiary thereof for two years prior to the date of exercise.

      2. Paragraph 12 of the Plan is hereby amended in its entirety to read as follows:

                  12. Amendment of Plan. The Board of Directors may at any time amend the Plan, provided that without the approval of stockholders there shall be, except by the operation of the provision of Paragraph 7 above, no increase in the total number of shares covered by the Plan and no extension of the latest date upon which options may be exercised, and provided that no amendment that effects a reduction in benefits shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

      3.    In all other respects, the Plan is hereby ratified and confirmed.

Adopted by Board of Directors on June 15, 1995.

                            CANBERRA INDUSTRIES, INC.
                            STOCK OPTION PLAN OF 1971
                             AS AMENDED AND RESTATED
                              ON NOVEMBER 15, 1990

      1. Establishment. This Stock Option Plan of 1971 (the "Plan") as established in 1971, is hereby amended and restated for the benefit of Canberra Industries, Inc. (the "Company"), its shareholders, and selected employees of the Company or of any subsidiary thereof.

      2. Purpose. The purpose of the Plan is to promote the interests of the Company and its shareholders by permitting the Company to grant options to purchase shares of its stock in order to retain and attract personnel for positions of responsibility with the Company or any subsidiary thereof and to provide additional incentive to such personnel by offering them a greater interest in the continued success of the Company through stock ownership.

      3. Stock Subject to Option. Subject to the provisions of Paragraph 7 hereof, the total number of shares of stock which may be optioned under the Plan on and after November 15, 1990 is the number of shares remaining available under the Plan immediately prior to November 15, 1990 plus an additional Three Hundred Thousand (300,000) shares of $.01 par value Common Stock of the Company which shall be either authorized and unissued stock or reacquired stock. If any options granted under the Plan prior to November 15, 1990 shall expire without exercise, the shares subject to option thereunder shall not again become available for option under the Plan.

      4. Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). All questions of interpretation and application of the Plan and of any options issued under it shall be determined by a majority of the Committee, and the determination of such majority shall be final and binding upon all persons.

      5. Participants. Participants will be selected by the Committee from among the executive, supervisory and administrative employees of the Company or any subsidiary thereof, including those who may be Directors, in a manner to accomplish the purpose of the Plan.

      6. Award of Options. The Committee may from time to time in its discretion grant options under the Plan. Except as provided in Paragraph 3 hereof, the shares involved in the unexercised portions of any terminated or expired options may again be subject to options under the Plan.

      7. Changes in Capital Structure. In the event that the outstanding shares of the $.01 par value Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share. Any determinations of the Committee hereunder shall be conclusive.

      8. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by a Stock Option Agreement (substantially in the form attached hereto as Exhibit A). Each such option shall be subject to the following terms and conditions:

            (a) Option Price. The option price shall be a fixed price, not less than One ($1.00) Dollar per share, to be determined in each case by the Committee and stated in the Stock Option Agreement.

            (b) Exercise Limitations. An option granted under the Plan on or after November 15, 1990, may be exercised no earlier than one year following the date of grant. For options granted on or after November 15, 1990, such option may be exercised with respect to up to 20% of the number of shares subject to the option in the second year following the date on which the option is granted, and in any year thereafter up to the same number of shares of the shares remaining subject to option; provided that, if in any year less than that number of shares is exercised, the remainder thereof may also be exercised in any following year. For options granted before November 15, 1990, such options may be exercised with respect to up to 20% of the number of shares subject to the option in the first year following the date on which the option is granted, and in any year thereafter up to the same number of shares of the shares remaining subject to option; provided that if in any year less than that number of shares is exercised, the remainder thereof may also be exercised in any following year. No option shall be exercisable for a fraction of a share. Any other provision of this Plan to the contrary notwithstanding, no option may be exercised unless the Optionee has been employed continuously by the Company or any subsidiary thereof for two years prior to the date of exercise.

            (c) Option Term. No option will be exercisable after the expiration of ten years from the date the option is granted.

            (d) Method of Exercise. Stock purchased under options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company stating the number of shares to be purchased, and the time of delivery thereof, which time shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in such notice, the Company shall, without transfer or issue tax deliver to the Optionee (or other person entitled to exercise the option), at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Common Stock, as the Company may elect, against payment of the option price in full for the number of shares to be delivered; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange. The option price shall be paid in full either (i) in cash or by certified or bank cashier's check, or (ii) with the approval of the Committee, in shares of Common Stock of the Company having a fair market value equal to such option price or in a combination of cash and such shares. For purposes hereof, the fair market value of the Company's Common Stock shall be: (i) so long as the shares are not traded on a national securities exchange or in the over-the-counter market, its appraised value as of the latest appraisal for purposes of the Company's Employee Stock Ownership Plan unless, in any case where the exercise of the option occurs more than nine months after the latest appraisal date, the Committee shall confirm the application of the latest appraisal or establish a different fair market value; or (ii) if the shares are traded on a national securities exchange, the closing price of the shares; or
(iii) if the shares are traded in the over-the-counter market, the average of the closing bid and asked prices for the shares on such date (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System. If the Optionee (or other person entitled to exercise the option) fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender of delivery thereof his right to exercise the option with respect to such undelivered shares may be terminated.

            (e) Non-assignability of Option Rights. No option shall be assignable or transferable by the Optionee except by will or the laws of descent and distribution. During the life of an Optionee, the option shall be exercisable only by him.

            (f) Effect of Termination of Employment or Death. In the event an Optionee during his life ceases to be an employee of the Company or any subsidiary thereof for any reason, including retirement, any option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate unless exercised within one month of the date on which he ceases to be an employee. In the event of the death of the Optionee while he is an employee of the Company or any subsidiary thereof or within not more than one month after the date on which he ceases to be such an employee, any option or unexercised portion thereof granted to him, if otherwise exercisable by the Optionee at the date of death, may be exercised by his personal representatives, heirs, or legatees at any time prior to the expiration of six months from the date of death of the Optionee, but in any event no later than the date of expiration of the option period.

            (g) Other Restrictions. The Committee may include in Option Agreements hereunder such other restrictions as the Committee may determine, including requirements that
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                                     -4-

Optionees resell stock purchased pursuant to said Option Agreements to the Company under such conditions as may be specified in the Option Agreement.

            (h) Non-Competitive Covenant. Options granted under the Plan may be subject to non-competitive restrictions as determined by the Committee and made a part of the Option Agreement.

      9. Effective Date and Termination of Plan. This Plan was originally adopted by the Board of Directors on July 14, 1971, and approved by the stockholders of the Company on September 15, 1971. The Plan was first amended by the Board of Directors in June, 1983, was subsequently amended by the Board of Directors on June 19, 1985, and approved by the stockholders on July 30, 1985, and was subsequently amended by the Board of Directors on March 3, 1988. This amended and restated Plan, which has been adopted by the Board of Directors on November 15, 1990, shall be subject to approval by the stockholders of the Company at the next annual meeting of such stockholders or at any other meeting of such stockholders held before November 15, 1991. The Board of Directors may terminate this Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

      10. Rights as Shareholder. An optionee shall have no rights as a shareholder with respect to any shares covered by his option until the issuance of a stock certificate to him as a result of the completed exercise of such option with respect to those shares. An Optionee entitled to shares as a result of the exercise of an option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments, other than those required under
Section 7 hereof, shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

      11. Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares to be delivered pursuant to the exercise of an option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Optionee make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

      12. Amendment of Plan. The Board of Directors may at any time amend the Plan, provided that without the approval of stockholders there shall be, except by the operation of the provisions of Paragraph 7 above, no increase in the total number of shares covered by the Plan and no extension of the latest date upon which options may be exercised, and provided that no amendment may affect any then outstanding options or any unexercised portions thereof.

      13. Use of Proceeds. The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company and may be used in the discretion of the Board of Directors for the Company's general corporate purposes.

                                    EXHIBIT A
                                    ---------

                             STOCK OPTION AGREEMENT

                            STOCK OPTION PLAN OF 1971
                            -------------------------

                            CANBERRA INDUSTRIES, INC.


      1. CANBERRA INDUSTRIES, INC., a corporation of the State of Delaware having its principal place of business at Meriden, Connecticut ("Canberra") hereby grants to (the "Optionee") an option to purchase shares of Canberra's
$.01 par value common stock at a price of $   per share, exercisable from time
to time for a period of ten years from the date of this Agreement (the "Option")

      2. Subject to the terms hereof and the terms of the Plan, the Option may be exercised in whole or in part during its term, but in no event earlier than one year from the date of grant. Any other provision of this Agreement to the contrary notwithstanding, the Option may not be exercised unless the Optionee has been employed continuously by Canberra or any subsidiary thereof for two years prior to the date of exercise. The Option shall not be exercisable for a fraction of a share.

      3. The Optionee hereby represents to Canberra that in the event of his exercise of the foregoing Option, in whole or in part, his intention will be to acquire such Shares for investment and not with a view to their disposition.

      4. This Agreement shall be nontransferable and exercisable only by the Optionee during his lifetime and while in the employment of Canberra or any subsidiary thereof or within one month following the termination of his employment with Canberra or any subsidiary thereof. Notwithstanding the foregoing, in the event of the death of the Optionee, the Option shall be exercisable by the legal representative of the Optionee for a period of six months following the Optionee's death.

      5. This Agreement is subject to the provisions of the Stock Option Plan of 1971 of Canberra adopted by the Board of Directors on July 14, 1971, as amended to date (the "Plan"). It is expressly agreed and understood that in case of any inconsistency between the provisions of this Agreement and said Plan the provisions of said Plan shall control. A copy of said Plan is attached hereto and made a part hereof.

      IN WITNESS WHEREOF, Canberra Industries, Inc., acting herein by a Committee of its Board of Directors hereunto duly authorized, has caused this Agreement to be executed, and the Optionee has hereunto set his hand and seal at Meriden, Connecticut, as of the day of , 1997.

                                   CANBERRA INDUSTRIES, INC.



                                   BY_______________________________
                                     Member of the Compensation Committee


____________________________ L.S.
Optionee